SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    ------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 22, 1997


                               NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



New Jersey                   1-640                    13-5267260
(State or other       (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas             77060
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300


                                 Not Applicable
  (Former name or former address, if changed since last report)







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Item 5.     Other Events.


      On July 22, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.




Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.


      (c)   Exhibits

            (i)   Exhibit 99.1.     Press Release dated July 22, 1997.



                        *      *      *      *      *




                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NL INDUSTRIES, INC.
                                          (Registrant)



                                          /s/ Dennis G. Newkirk
                                          Dennis G. Newkirk
                                          Vice President & Controller







Dated: July 24, 1997
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